UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2025

PACIFIC HEALTH CARE ORGANIZATION, INC.

(Exact name of registrant as specified in its charter)

Utah	000-50009	87-0285238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19800 MacArthur Boulevard, Suites 306 & 307
Irvine, California

(Address of principal executive offices)

92612

(Zip code)

(949) 721-8272

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 16, 2025, Pacific Health Care Organization, Inc.’s (the “Company”) wholly owned subsidiaries, Medex Healthcare, Inc. (“Medex”) and Medex Medical Management, Inc. (“MMM”), each filed a lawsuit in the Superior Court of the State of California, County of Orange.

Medex’s lawsuit names David Kim, the former Chief Operating Officer of Medex, as defendant. The complaint alleges the following seven causes of action related to Mr. Kim’s business relationship with Medex: (1) Breach of Contract, (2) Breach of Implied Covenant of Good Faith and Fair Dealing, (3) Breach of Fiduciary Duty, (4) Misappropriation of Trade Secret under California Civil Code section 3426, (5) Unfair Business Act or Practice under California Business & Professions Code section 17200, (6) Intentional Interference with Economic Advantage, and (7) Violation of Comprehensive Computer Data Access and Fraud Act under California Penal Code Section 502.

MMM’s lawsuit names Darshan Patel, the former Director of Medical Management at MMM, as defendant. The complaint alleges the following six causes of action related to Mr. Patel’s business relationship with MMM: (1) Breach of Oral Contract, (2) Breach of Implied Covenant of Good Faith and Fair Dealing, (3) Breach of Fiduciary Duty, (4) Misappropriation of Trade Secret under California Civil Code section 3426, (5) Unfair Business Act or Practice under California Business & Professions Code section 17200, and (6) Intentional Interference with Economic Advantage.

Each lawsuit seeks against the respective defendant actual and compensatory damages of not less than $1,000,000, exemplary and punitive damages, attorneys’ fees and costs, pre-judgment and post-judgment interest, declaratory relief, restitution, injunctive relief, and an accounting and constructive trust on any profits improperly made by defendant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC HEALTH CARE ORGANIZATION, INC.

Date: September 22, 2025	By:	/s/ Tom Kubota
Tom Kubota
Chief Executive Officer

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